Exhibit 10.2

TERMINATION OF LICENSE AGREEMENT

This Termination Agreement (this “Termination Agreement”), dated ________, 2017 (the “Effective Date”), is made by and between CAN-FITE Biopharma Ltd., a public company incorporated under the laws of the State of Israel (“CANFITE”), and Eye-Fite Ltd., a private company incorporated under the laws of the State of Israel (“EYEFITE”). CANFITE and EYEFITE are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have on November 21, 2011 entered into a license agreement, a copy of which is attached hereto as Exhibit A (the “Agreement”) pursuant to which CANFITE granted a sole and exclusive license to EYEFITE under the CANFITE Patent Rights and CANFITE Know-How for EYEFITE to develop and commercialize the Licensed Compound and Licensed Product in the Field (all such terms as defined in the Agreement).

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Termination of the License Agreement. Pursuant to Section 11.1 of the Agreement, the Parties hereto mutually agree to terminate the Agreement on the Effective Date.

2.	Return of Information and Materials. CANFITE acknowledges that EYEFITE has returned all information and materials required to be returned under the Agreement.

3.	No Claims. Each of the Parties hereto hereby represents and certifies that it has no claims against the other Party and the termination of the Agreement is agreed upon amicably and due to the failure of the Phase 3 clinical trial for the treatment of the dry eye syndrome with CF101 and the failure of the Phase 2 clinical trial for the treatment of glaucoma with CF101.

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IN WITNESS WHEREOF, the Parties have caused this Termination of Agreement to be executed by their respective duly authorized officers as of the Effective Date.

CANFITE BIOPHARMA LTD.

By:
(Signature)

Name:

Title:

Date:

EYEFITE LTD.

By:
(Signature)

Name:

Title:

Date:

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Exhibit A

License Agreement between CANFITE and EYEFITE dated November 21, 2011.

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